MUNIHOLDINGS
FUND II, INC.



FUND LOGO



Semi-Annual Report

January 31, 1999


This report, including the financial information herein, is transmitted to the shareholders of MuniHoldings Fund II, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has the ability to leverage its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.




MuniHoldings Fund II, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MUNIHOLDINGS FUND II, INC.


The Benefits and
Risks of
Leveraging

MuniHoldings Fund II, Inc. has the ability to leverage to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline.Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.



MuniHoldings Fund II, Inc., January 31, 1999



DEAR SHAREHOLDER

For the six-month period ended January 31, 1999, the Common Stock of MuniHoldings Fund II, Inc. earned $0.423 per share income dividends, which included earned and unpaid dividends of $0.071. This represents a net annualized yield of 5.47%, based on a month-end per share net asset value of $15.34. Over the same period, the total investment return on the Fund's Common Stock was +5.12%, based on a change in per share net asset value from $15.01 to $15.34, and assuming reinvestment of $0.421 per share income dividends.

For the six-month period ended January 31, 1999, the Fund's Auction Market Preferred Stock had an average yield of 3.29% for Series A and 3.24% for Series B.

The Municipal Market Environment
During the six months ended January 31, 1999, long-term bond yields moved significantly lower. US domestic economic growth remained moderate, with losses in the manufacturing sector offset by strong growth in service-oriented industries. Industrial commodity prices recently fell to their lowest level in over a decade. This suggests that the current positive inflationary environment is unlikely to be challenged in the near term. Additionally, the Federal Reserve Board lowered short-term interest rates in September, October and November, in part to ensure that US domestic economic growth would not be negatively impacted by ongoing weak economic growth overseas. However, various external factors, as well as increased volatility, contributed to the decline in bond yields as they have for much of the past year. Episodes of foreign economic instability generated a significant "flight to quality" rally in US Treasury securities, as well as fostering lower tax-exempt bond yields as a result. Periods of strong foreign equity market appreciation, particularly in Asia, have at times resulted in higher US bond yields as foreign investors have sold US fixed-income instruments to reinvest the proceeds in their own domestic equity markets. Additionally, the continued distraction of President Clinton's impeachment trial added to recent interest rate volatility. However, on balance, the favorable fundamental economic scenario supported lower bond yields. During the six-month period ended January 31, 1999, the yield on the US Treasury 30-year bond fell over 60 basis points (0.60%) to 5.09%, and long-term municipal revenue bond yields declined almost 20 basis points to 5.17%, as measured by the Bond Buyer Revenue Bond Index.

Throughout most of 1998, the municipal bond market's performance was impeded by a significant increase in new-issue supply. However, in recent months, the technical position of the tax-exempt market improved. Over the last 12 months, almost $285 billion in new long-term tax-exempt bonds was underwritten, an increase of almost 30% compared to the same period a year ago. As municipal bond yields declined in recent years, it has taken increasingly lower bond yields to generate the cost savings necessary to refinance remaining higher-couponed debt. Consequently, the rate of increases in municipal bond issuance slowed in recent quarters. During the last six months, more than $125 billion in new tax-exempt bonds was issued, an increase of approximately 5% compared to the same period a year ago. During the January 31, 1999 quarter, $63 billion in new long-term municipal bonds was underwritten, representing an increase of 5% compared to the January 31, 1998 quarter.

The pace of tax-exempt issuance continued to slow in 1999. January's monthly issuance was less than $15 billion, representing a decline of almost 25% compared to January 1998's volume. Additionally, investors received more than $22 billion in coupon payments, maturities and proceeds from early redemptions in January. Investors can also expect to receive an additional $15 billion--$18 billion in February for reinvestment. Consequently, investor demand has been strong in recent months, easily matching, if not at times exceeding, available supply. We will monitor this trend closely in the coming months to determine if the supply pressures exerted in 1998 are abating and fostering a more balanced supply/demand environment for 1999. Such an environment should allow the tax-exempt market's performance to more closely mirror that of its taxable counterpart.

Foreign investors have rarely been active investors in the tax-exempt bond market since they are unable to benefit from the inherent tax advantage of municipal securities. Consequently, the municipal bond market has not been able to benefit from the strong flight to quality demand enjoyed by US Treasury securities since late 1997. This inability has in large part resulted in significantly smaller declines in municipal bond yields compared to US Treasury securities. However, this has resulted in the opportunity to purchase tax-exempt securities with yields very close to or, in some instances, exceeding those of comparable US Treasury bonds. By January 31, 1999, long-term tax-exempt bond yields were at 102% of US Treasury securities of comparable maturities, nearly matching the least expensive level of the past year. Municipal bond yield ratios have averaged approximately 95% for the last six months and 92% for all of 1998. During 1997, tax-exempt bond yield ratios averaged 84%. It is likely that the combination of the increase in new-issue volume and the "safe-haven" status of US Treasury securities drove municipal bond yield ratios to their present attractive levels. Should new volume decline and/or foreign financial markets regain stability in 1999, tax-exempt bond yield ratios could quickly return to their more historic levels (85%--88%).

Looking ahead, the expected combination of moderate economic growth in the United States and continued negligible inflation suggests a relatively stable interest rate environment into early 1999. However, it is likely that foreign financial markets will again be a critical factor in determining US bond yields. Economic problems in Russia and Brazil remain unresolved, suggesting that additional shocks to the world's financial system are possible. On the other hand, the continued robustness of the US economy has led to some back up in interest rates. However, at present these factors indicate that there is little immediate risk of sustained significant increases in long-term bond yields.

Portfolio Strategy
During the six-month period ended January 31, 1999, our constructive investment strategy remained unchanged. We believe economic weakness in Asia, Russia and, more recently, in Brazil should offset the current strength of the US economy. More important, the absence of any material inflationary pressure in the United States and most of the industrialized world should promote a relatively stable interest rate environment in the near term. We do expect some interest rate volatility as international economic crises, such as the recent currency devaluation in Brazil, are by their nature difficult to predict. However, we expect these episodes to be brief, allowing interest rates in the United States to remain in their current range.

The yield on the Fund's Auction Market Preferred Stock has been trading between 2.80% and 3.80%. Leverage continues to benefit the Common Stock shareholders by significantly augmenting their yield. However, should the spread between short-term and long-term tax-exempt rates narrow, the benefits of leverage would decline and the yield to the Common stock will be reduced. (See page 1 of this report to shareholders for a complete explanation of the benefits and risks of leveraging.) Looking ahead, we expect little change in our strategy or portfolio composition. We will focus on seeking to preserve the Fund's net asset value while maintaining our current income stream.

In Conclusion
We appreciate your ongoing interest in MuniHoldings Fund II, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
Executive Vice President



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Robert A. DiMella)
Robert A. DiMella
Vice President and Portfolio Manager



March 9, 1999



MuniHoldings Fund II, Inc., January 31, 1999


PROXY RESULTS

During the six-month period ended January 31, 1999, MuniHoldings Fund II, Inc. Common Stock shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on December 16, 1998. The description of each proposal and number of shares voted are as follows:


                                                                           Shares Voted                 Shares Withheld
                                                                               For                        From Voting

1. To elect the Fund's Directors:   Ronald W. Forbes                         10,928,075                     133,597
                                    Cynthia A. Montgomery                    10,920,973                     140,699
                                    Kevin A. Ryan                            10,921,062                     140,610
                                    Arthur Zeikel                            10,921,492                     140,180

                                                                           Shares Voted   Shares Voted   Shares Voted
                                                                               For          Against         Abstain
2. To ratify the selection of Ernst & Young LLP as the Fund's
   independent auditors for the current fiscal year.                         10,845,873       65,461        150,338

During the six-month period ended January 31, 1999, MuniHoldings
Fund II, Inc. Preferred Stock shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on December 16, 1998. The description of each proposal and number of shares voted are as follows:

                                                                           Shares Voted                 Shares Withheld
                                                                               For                        From Voting
1. To elect the Fund's Board of Directors:  Ronald W. Forbes,
   Cynthia A. Montgomery, Charles C. Reilly, Kevin A. Ryan,
   Richard R. West and Arthur Zeikel as follows:
                                    Series A                                 1,660                              0
                                    Series B                                 1,655                              0

                                                                           Shares Voted    Shares Voted   Shares Voted
                                                                               For            Against        Abstain
2. To ratify the selection of Ernst & Young LLP as the
   Fund's independent auditors for the current fiscal
   year as follows:
                                    Series A                                 1,660              0               0
                                    Series B                                 1,655              0               0



YEAR 2000 ISSUES

Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). The Fund could be adversely affected if the computer systems used by the Fund's management or other Fund service providers do not properly address this problem before January 1, 2000. The Fund's management expects to have addressed this problem before then, and does not anticipate that the services it provides will be adversely affected. The Fund's other service providers have told the Fund's management that they also expect to resolve the Year 2000 Problem, and the Fund's management will continue to monitor the situation as the Year 2000 approaches. However, if the problem has not been fully addressed, the Fund could be negatively affected. The Year 2000 Problem could also have a negative impact on the securities in which the Fund invests, and this could hurt the Fund's investment returns.



QUALITY PROFILE

The quality ratings of securities in the Fund as of January 31, 1999 were as follows:

                                      Percent of
S&P Rating/Moody's Rating             Net Assets

AAA/Aaa                                  33.8%
AA/Aa                                     4.3
A/A                                      20.5
BBB/Baa                                  17.3
BB/Ba                                     3.7
B/B                                       3.6
NR (Not Rated)                           14.4
Other++                                   1.0

[FN]
++Temporary investments in short-term municipal securities.


MuniHoldings Fund II, Inc., January 31, 1999


Portfolio
Abbreviations

To simplify the listings of MuniHoldings Fund II, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.


AMT    Alternative Minimum Tax (subject to)
COP    Certificates of Participation
EDA    Economic Development Authority
HFA    Housing Finance Agency
IDA    Industrial Development Authority
IDB    Industrial Development Board
M/F    Multi-Family
PCR    Pollution Control Revenue Bonds
RIB    Residual Interest Bonds
RITR   Residual Interest Trust Receipts
S/F    Single-Family
VRDN   Variable Rate Demand Notes


SCHEDULE OF INVESTMENTS                                                                                   (in Thousands)
                S&P     Moody's    Face                                                                          Value
STATE         Ratings   Ratings   Amount    Issue                                                              (Note 1a)
Alabama--3.8%   A-        A3      $ 9,750   Phenix City, Alabama, IDB, Environmental Improvement Revenue
                                            Refunding Bonds (Mead Coated Board Project), Series B, 5.25%
                                            due 4/01/2028                                                       $  9,848

Arizona--6.0%   B         B2        2,500   Apache County, Arizona, IDA, PCR, Refunding (Tuscon Electric
                                            Power Co. Project), Series B, 5.875% due 3/01/2033                     2,464
                A         A2        4,300   Maricopa County, Arizona, IDA, Health Facilities Revenue
                                            Refunding Bonds (Catholic Healthcare West Project), Series A,
                                            5% due 7/01/2016                                                       4,260
                NR*       B1        2,800   Phoenix, Arizona, IDA, Airport Facility Revenue Refunding Bonds
                                            (America West Airlines Inc.), AMT, 6.30% due 4/01/2023                 2,902
                B         B2        4,000   Pima County, Arizona, IDA, Industrial Revenue Refunding Bonds
                                            (Tucson Electric Power Company Project), Series B, 6% due
                                            9/01/2029                                                              4,018
                NR*       NR*       1,750   Show Low, Arizona, Improvement District No. 5, 6.375% due
                                            1/01/2015                                                              1,873

California      AAA       Aaa       5,000   Anaheim, California, Public Financing Authority, Lease
--3.9%                                      Revenue Bonds (Public Improvements Project), Series C, 5.38%**
                                            due 9/01/2032 (c)                                                        900
                NR*       Aaa       6,500   California Statewide Communities Development Authority, COP,
                                            RIB, Series 24, 7.625% due 12/01/2015 (c)(i)                           7,181
                NR*       NR*       1,750   Stockton, California, Community Facilities District, Special Tax
                                            Revenue Refunding Bonds (Brookside Estates), 6.20% due 8/01/2015       1,847

Colorado--3.1%  NR*       Aa2       2,365   Colorado HFA, S/F Program, Revenue Refunding Bonds, Senior
                                            Series A-3, 6.50% due 5/01/2016                                        2,637
                AAA       Aaa       4,000   Denver, Colorado, City and County Airport, Revenue Refunding
                                            Bonds, Series A, 5.50% due 11/15/2025 (b)                              4,200
                NR*       NR*       1,000   Eaglebend, Colorado, Affordable Housing Corporation, M/F Revenue
                                            Refunding Bonds (Housing Project), Series A, 6.45% due 7/01/2021       1,062

Connecticut     B+        Ba3       5,000   Connecticut State Development Authority, PCR, Refunding
--3.6%                                      (Connecticut Light & Power Company), Series A, 5.85% due
                                            9/01/2028                                                              5,014
                NR*       Baa3      4,000   Mashantucket Western Pequot Tribe, Connecticut, Special Revenue
                                            Refunding Bonds, Series B, 5.75% due 9/01/2027                         4,174

Florida--1.8%   A-        Baa1      3,500   Highlands County, Florida, Health Facilities Authority Revenue
                                            Bonds (Adventist Hospital Health System), 5.25% due 11/15/2020         3,482
                NR*       NR*       1,050   Lee County, Florida, IDA, Health Care Facilities Revenue Bonds
                                            (Cypress Cove Healthpark), Series A, 6.375% due 10/01/2025             1,093

Illinois--7.1%  NR*       Aaa       4,500   Chicago, Illinois, S/F Mortgage Revenue Bonds, AMT, Series A-1,
                                            6.45% due 9/01/2029 (e)(f)                                             4,997
                                            Illinois Development Finance Authority, PCR, Refunding (Illinois
                                            Power Company Project)(b):
                AAA       Aaa       3,000     Series A, 5.40% due 3/01/2028                                        3,066
                AAA       Aaa      10,000     Series B, 5.40% due 3/01/2028                                       10,221

Indiana--2.9%   NR*       NR*       3,500   Indiana Health Facilities Financing Authority Revenue Bonds
                                            (Community-Hartsfield Village Project), Series A, 6.375% due
                                            8/15/2027                                                              3,594
                AAA       Aaa       3,850   Indiana Municipal Power Agency, Power Supply System, Special
                                            Obligation Refunding Bonds, First Crossover, Series B, 5.30%
                                            due 1/01/2020 (b)                                                      3,887

Louisiana--0.1% A1+       VMIG1++     200   Louisiana State, Offshore Term Authority, Deepwater Port Revenue
                                            Refunding Bonds (First Stage A-Loop Inc.), VRDN, 3.20% due
                                            9/01/2008 (h)                                                            200

Maryland--3.7%  NR*       NR*       9,000   Maryland State Energy Financing Administration, Limited Obligation
                                            Revenue Bonds (Cogeneration-AES Warrior Run), AMT, 7.40% due
                                            9/01/2019                                                              9,496

Massachusetts   NR*       Aaa      10,000   Massachusetts State, HFA, RITR,  7.57% due 12/01/2028 (i)             10,510
--7.8%          AAA       Aaa      10,000   Massachusetts State Water Resources Authority Revenue Bonds,
                                            Series A, 4.75% due 8/01/2027 (c)                                      9,637

Mississippi     BBB-      Ba1       5,000   Mississippi Business Finance Corporation, Mississippi, PCR,
--2.0%                                      Refunding (System Energy Resources Inc. Project), 5.875% due
                                            4/01/2022                                                              5,011

Montana--0.6%   AA        Aa1       1,465   Montana State Board of Housing, S/F Mortgage Refunding Bonds,
                                            Series A-1, 5.95% due 12/01/2027 (d)                                   1,558

Nevada--3.9%    A         A2       10,000   Henderson, Nevada, Health Care Facilities Revenue Bonds (Catholic
                                            Healthcare West), 5.375% due 7/01/2026                                10,126

New Hampshire   BB-       NR*       1,250   New Hampshire Higher Educational and Health Facilities Authority,
--0.5%                                      Revenue Refunding Bonds (Littleton Hospital Association), Series
                                            A, 6% due 5/01/2028                                                    1,266

New Jersey      BBB-      NR*       2,630   New Jersey EDA, Revenue Bonds (First Mortgage-Fellowship Village
--1.0%                                      Project), Series C, 5.50% due 1/01/2018                                2,581

New York                                    Long Island Power Authority, New York, Electric System Revenue
--12.0%                                     Bonds, Series A:
                A-        Baa1      3,950     5.25% due 12/01/2026                                                 3,990
                A-        Baa1      5,500     5.50% due 12/01/2029                                                 5,683
                AAA       Aaa       3,505   Metropolitan Transportation Authority, New York, Transit
                                            Facilities Revenue Bonds, Series A, 5.625% due 7/01/2025 (b)           3,746
                                            New York City, New York, Municipal Water Finance Authority, Water
                                            and Sewer System Revenue Bonds:
                NR*       Aaa       7,860     RITR, Series 11,  8.52% due 6/15/2026 (i)                            9,184
                A1+       VMIG1++     300     Refunding, VRDN, Series G, 3.15% due 6/15/2024 (g)(h)                  300
                AAA       Aaa       5,735   New York State Urban Development Corporation Revenue Bonds
                                            (Correctional Capital Facilities), Series 6,  5.375% due
                                            1/01/2025 (a)                                                          5,930
                A1+       VMIG1++   2,100   Port Authority of New York and New Jersey, Special Obligation
                                            Revenue Refunding Bonds (Versatile Structure Obligation), VRDN,
                                            Series 2,  3.20% due 5/01/2019 (h)                                     2,100


MuniHoldings Fund II, Inc., January 31, 1999


SCHEDULE OF INVESTMENTS (concluded)                                                                       (in Thousands)
               S&P      Moody's    Face                                                                          Value
STATE        Ratings    Ratings   Amount    Issue                                                              (Note 1a)
North           AA        Aa2     $ 3,650   North Carolina HFA Revenue Bonds, S/F, AMT, Series TT, 5.60%
Carolina--1.5%                              due 9/01/2019                                                       $  3,765

Ohio--4.0%      NR*       NR*       5,000   Ohio State, HFA, Mortgage Revenue Bonds, RITR, Series 15, 7.42%
                                            due 9/01/2019 (i)                                                      5,210
                NR*       NR*       2,500   Ohio State Water Development Authority, Solid Waste Disposal
                                            Revenue Bonds (Bay Shore Power Project), AMT, Series A, 5.875%
                                            due 9/01/2020                                                          2,547
                A-        NR*       2,500   Parma, Ohio, Hospital Improvement Revenue Refunding Bonds (Parma
                                            Community General Hospital Association),  5.35% due 11/01/2018         2,554

Pennsylvania    AAA       Aaa      12,930   Allegheny County, Pennsylvania, Hospital Development Authority,
--12.5%                                     Health Center Revenue Bonds (University of Pittsburgh Medical
                                            Center System), 5.375% due 12/01/2025 (b)                             13,226
                BBB-      Baa2      7,000   Allegheny County, Pennsylvania, IDA, Environmental Improvement
                                            Revenue Refunding Bonds (USX Corp.), 5.60% due 9/01/2030               7,023
                BBB-      Baa2      6,000   Bucks County, Pennsylvania, IDA, Environmental Improvement
                                            Revenue Refunding Bonds (USX Corporation Project), 5.60% due
                                            3/01/2033                                                              6,029
                NR*       NR*       1,000   Lehigh County, Pennsylvania, General Purpose Authority Revenue
                                            Bonds (Kidspeace Obligation Group), 6% due 11/01/2018                  1,013
                NR*       NR*       3,000   Montgomery County, Pennsylvania, IDA, PCR, Refunding (First
                                            Mortgage-Meadowood), Series A, 6.25% due 12/01/2017                    3,143
                NR*       NR*       1,600   Philadelphia, Pennsylvania, Hospitals and Higher Education
                                            Facilities Authority, Revenue Refunding Bonds (The Philadelphia
                                            Protestant Home Projects), Series A, 6.50% due 7/01/2027               1,657

Tennessee       NR*       NR*       1,700   Hardeman County, Tennessee, Correctional Facilities Corporation
--0.7%                                      Revenue Bonds, Series B, 7.375% due 8/01/2017                          1,865

Texas--7.2%     BB        Ba1       2,150   Houston, Texas, Airport System, Special Facilities Revenue
                                            Bonds (Continental Airlines Terminal Improvement), AMT, Series B,
                                            6.125% due 7/15/2027                                                   2,209
                AA        Aa2       3,000   Lower Neches Valley Authority, Texas, Industrial Development
                                            Corporation, Revenue Refunding Bonds (Mobil Oil Refunding
                                            Corporation), AMT, 5.55% due 3/01/2033                                 3,116
                BBB-      Baa3     13,300   Port Corpus Christi, Texas, Industrial Development Corporation,
                                            Revenue Refunding Bonds, Series C, 5.40% due 4/01/2018                13,172

Virginia--3.9%  NR*       NR*       2,500   Dulles Town Center Community Development Authority, Virginia,
                                            Special Assessment Tax (Dulles Town Center Project), 6.25% due
                                            3/01/2026                                                              2,557
                                            Pocahontas Parkway Association, Virginia, Toll Road Revenue Bonds:
                NR*       Ba1       6,200     First Tier, Sub-Series C, 6.25%** due 8/15/2030                        890
                BBB-      Baa3     48,400     Senior-Series B, 5.95%** due 8/15/2033                               6,479

West            A         A2       12,800   Braxton County, West Virginia, Solid Waste Disposal Revenue
Virginia--5.0%                              Refunding Bonds (Weyerhaeuser Company Project), AMT, 5.40% due
                                            5/01/2025                                                             12,719

                Total Investments (Cost--$249,444)--98.6%                                                        253,212

                Other Assets Less Liabilities--1.4%                                                                3,646
                                                                                                                --------
                Net Assets--100.0%                                                                              $256,858
                                                                                                                ========

             (a)AMBAC Insured.
             (b)MBIA Insured.
             (c)FSA Insured.
             (d)FHA Insured.
             (e)FNMA/GNMA Collateralized.
             (f)FHLMC Collateralized.
             (g)FGIC Insured.
             (h)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 1999.
             (i)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 1999.
               *Not Rated.
              **Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
              ++Highest short-term rating by Moody's Investors Service,
                Inc.

                See Notes to Financial Statements.


STATEMENT OF ASSETS, LIABILITIES AND CAPITAL
                    As of January 31, 1999
Assets:             Investments, at value (identified cost--$249,444,291) (Note 1a)                         $253,211,550
                    Cash                                                                                          52,493
                    Interest receivable                                                                        4,058,472
                    Deferred organization expenses (Note 1e)                                                      17,366
                    Prepaid expenses and other assets                                                              5,628
                                                                                                            ------------
                    Total assets                                                                             257,345,509
                                                                                                            ------------

Liabilities:        Payables:
                      Dividends to shareholders (Note 1f)                                  $    270,704
                      Investment adviser (Note 2)                                               107,730
                      Offering costs (Note 1e)                                                   50,000          428,434
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        58,881
                                                                                                            ------------
                    Total liabilities                                                                            487,315
                                                                                                            ------------

Net Assets:         Net assets                                                                              $256,858,194
                                                                                                            ============

Capital:            Capital Stock (200,000,000 shares authorized) (Note 4):
                      Preferred Stock, par value $.10 per share (3,480 shares of
                      AMPS* issued and outstanding at $25,000 per share
                      liquidation preference)                                                               $ 87,000,000
                      Common Stock, par value $.10 per share (11,073,334 shares
                      issued and outstanding)                                              $  1,107,333
                    Paid-in capital in excess of par                                        163,858,315
                    Undistributed investment income--net                                        962,726
                    Undistributed realized capital gains on investments--net (Note 5)           162,561
                    Unrealized appreciation on investments--net                               3,767,259
                                                                                           ------------
                    Total--Equivalent to $15.34 net asset value per share of Common
                    Stock (market price--$14.8125)                                                           169,858,194
                                                                                                            ------------
                    Total capital                                                                           $256,858,194
                                                                                                            ============

                   *Auction Market Preferred Stock.

                    See Notes to Financial Statements.



MuniHoldings Fund II, Inc., January 31, 1999


STATEMENT OF OPERATIONS
                    For the Six Months Ended January 31, 1999
Investment          Interest and amortization of premium and discount earned                                $  7,017,770
Income (Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $    702,374
                    Commission fees (Note 4)                                                    109,145
                    Professional fees                                                            37,783
                    Accounting services (Note 2)                                                 28,876
                    Transfer agent fees                                                          17,145
                    Custodian fees                                                                9,944
                    Directors' fees and expenses                                                  9,568
                    Printing and shareholder reports                                              9,520
                    Pricing fees                                                                  5,039
                    Listing fees                                                                  3,623
                    Amortization of organization expenses (Note 1e)                               1,873
                    Other                                                                         9,350
                                                                                           ------------
                    Total expenses before reimbursement                                         944,240
                    Reimbursement of expenses (Note 2)                                          (54,038)
                                                                                           ------------
                    Total expenses after reimbursement                                                           890,202
                                                                                                            ------------
                    Investment income--net                                                                     6,127,568
                                                                                                            ------------

Realized &          Realized gain on investments--net                                                            730,446
Unrealized Gain     Change in unrealized appreciation on investments--net                                      2,834,086
on Investments                                                                                              ------------
--Net (Notes 1b,    Net Increase in Net Assets Resulting from Operations                                    $  9,692,100
1d & 3):                                                                                                    ============

                    See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS
                                                                                          For the Six      For the Period
                                                                                          Months Ended    Feb. 27, 1998++
                                                                                           Jan. 31,         to July 31,
                    Increase (Decrease) in Net Assets:                                        1999              1998
Operations:         Investment income--net                                                 $  6,127,568     $  5,237,576
                    Realized gain (loss) on investments--net                                    730,446         (567,885)
                    Change in unrealized appreciation on investments--net                     2,834,086          933,173
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                      9,692,100        5,602,864
                                                                                           ------------     ------------

Dividends to        Investment income--net:
Shareholders          Common Stock                                                           (4,664,642)      (3,162,976)
(Note 1f):            Preferred Stock                                                        (1,417,213)      (1,157,587)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends to
                    shareholders                                                             (6,081,855)      (4,320,563)
                                                                                           ------------     ------------

Capital Stock       Proceeds from issuance of Common Stock                                           --      166,000,005
Transactions        Proceeds from issuance of Preferred Stock                                        --       87,000,000
(Notes 1e & 4):     Offering and underwriting costs resulting from the issuance
                    of Common Stock                                                                  --         (314,402)
                    Offering and underwriting costs resulting from the issuance
                    of Preferred Stock                                                               --         (819,960)
                                                                                           ------------     ------------
                    Net increase in net assets derived from capital stock
                    transactions                                                                     --      251,865,643
                                                                                           ------------     ------------

Net Assets:         Total increase in net assets                                              3,610,245      253,147,944
                    Beginning of period                                                     253,247,949          100,005
                                                                                           ------------     ------------
                    End of period*                                                         $256,858,194     $253,247,949
                                                                                           ============     ============

                   *Undistributed investment income--net                                   $    962,726     $    917,013
                                                                                           ============     ============

                  ++Commencement of operations.


                    See Notes to Financial Statements.



MuniHoldings Fund II, Inc., January 31, 1999


FINANCIAL HIGHLIGHTS
                    The following per share data and ratios have been derived             For the Six      For the Period
                    from information provided in the financial statements.                Months Ended    Feb. 27, 1998++
                                                                                           Jan. 31,         to July 31,
                    Increase (Decrease) in Net Asset Value:                                   1999              1998
Per Share           Net asset value, beginning of period                                   $      15.01     $      15.00
Operating                                                                                  ------------     ------------
Performance:        Investment income--net                                                          .56              .47
                    Realized and unrealized gain on investments--net                                .32              .04
                                                                                           ------------     ------------
                    Total from investment operations                                                .88              .51
                                                                                           ------------     ------------
                    Less dividends to Common Stock shareholders:
                      Investment income--net                                                       (.42)            (.29)
                                                                                           ------------     ------------
                    Capital charge resulting from issuance of Common Stock                           --             (.03)
                                                                                           ------------     ------------
                    Effect of Preferred Share activity++++:
                      Dividends to Preferred Stock shareholders:
                         Investment income--net                                                    (.13)            (.10)
                    Capital charge resulting from issuance of Preferred Stock                        --             (.08)
                                                                                           ------------     ------------
                    Total effect of Preferred Stock activity                                       (.13)            (.18)
                                                                                           ------------     ------------
                    Net asset value, end of period                                         $      15.34     $      15.01
                                                                                           ============     ============
                    Market price per share, end of period                                  $    14.8125     $      14.25
                                                                                           ============     ============

Total Investment    Based on market price per share                                               6.92%+++        (3.14%)+++
Return:**                                                                                  ============     ============
                    Based on net asset value per share                                            5.12%+++         2.03%+++
                                                                                           ============     ============

Ratios to Average   Expenses, net of reimbursement                                                 .70%*            .30%*
Net Assets:***                                                                             ============     ============
                    Expenses                                                                       .74%*            .71%*
                                                                                           ============     ============
                    Investment income--net                                                        4.80%*           5.21%*
                                                                                           ============     ============

Supplemental        Net assets, net of Preferred Stock, end of period (in
Data:               thousands)                                                             $    169,858     $    166,248
                                                                                           ============     ============
                    Preferred Stock outstanding, end of period (in thousands)              $     87,000     $     87,000
                                                                                           ============     ============
                    Portfolio turnover                                                           28.03%           64.62%
                                                                                           ============     ============

Leverage:           Asset coverage per $1,000                                              $      2,952     $      2,911
                                                                                           ============     ============

Dividends           Series A--Investment income--net                                       $        410     $        325
Per Share on                                                                               ============     ============
Preferred Stock     Series B--Investment income--net                                       $        404     $        340
Outstanding:                                                                               ============     ============


                   *Annualized.
                  **Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                 ***Do not reflect the effect of dividends to Preferred Stock shareholders.
                  ++Commencement of operations.
                ++++The Fund's Preferred Stock was issued on March 19, 1998.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
MuniHoldings Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MUH. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization and offering expenses--Deferred organization expenses are amortized on a straight-line basis over a period not exceeding five years. In accordance with Statement of Position 98-5, any unamortized organization expenses will be expensed on the first day of the next fiscal year beginning after December 15, 1998. This charge will not have any material impact on the operations of the Fund. Direct expenses relating to the public offering of the Fund's Common and Preferred Stock were charged to capital at the time of issuance of the shares.


MuniHoldings Fund II, Inc., January 31, 1999


NOTES TO FINANCIAL STATEMENTS (concluded)

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.55% of the Fund's average weekly net assets. For the six months ended January 31, 1999, FAM earned fees of $702,374, of which $54,038 was reimbursed.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended January 31, 1999 were $71,382,423 and $73,399,123, respectively.

Net realized gains (losses) for the six months ended January 31, 1999 and net unrealized gains as of January 31, 1999 were as follows:


                                  Realized
                                   Gains        Unrealized
                                  (Losses)        Gains

Long-term investments           $     928,621  $   3,767,259
Financial futures contracts          (198,175)            --
                                -------------  -------------
Total                           $     730,446  $   3,767,259
                                =============  =============


As of January 31, 1999, net unrealized appreciation for Federal income tax purposes aggregated $3,767,259, of which $4,502,434 related to appreciated securities and $735,175 related to depreciated securities. The aggregate cost of investments at January 31, 1999 for Federal income tax purposes was $249,444,291.

4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock
Shares issued and outstanding during the six months ended January
31, 1999 remained constant and during the period February 27, 1998 to July 31, 1998 increased by 11,066,667 as a result of the initial offering.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at January 31, 1999 were as follows: Series A, 3.05% and Series B, 2.99%.

Shares issued and outstanding during the six months ended January
31, 1999 remained constant and during the period February 27, 1998 to July 31, 1998 increased by 3,480 as a result of the AMPS offering.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the six months ended January 31, 1999, MLPF&S earned $98,368 as commissions.

5. Capital Loss Carryforward:
At July 31, 1998, the Fund had a net capital loss carryforward of approximately $662,000, all of which expires in 2006. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:
On February 4, 1999, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.070697 per share, payable on February 25, 1999 to shareholders of record as of February 19, 1999.




MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.



OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Robert A. DiMella, Vice President
Kenneth A. Jacob, Vice President
Donald C. Burke, Vice President and Treasurer
Patrick D. Sweeney, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
IBJ Whitehall Bank &Trust Company
One State Street
New York, NY 10004

NYSE Symbol
MUH



Gerald M. Richard, Treasurer of MuniHoldings Fund II, Inc. has recently retired. His colleagues at Merrill Lynch Asset Management, L.P. join the Fund's Board of Directors in wishing Mr. Richard well in his retirement.